UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐     Definitive Proxy Statement
☑     Definitive Additional Materials
☐     Soliciting Material Pursuant to Rule 14a-12

MEDIACOM COMMUNICATIONS CORPORATION
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Copies of all communications to:
Robert L. Winikoff, Esq.
Sonnenschein Nath & Rosenthal LLP
1221 Avenue of the Americas
New York, New York 10020
(212) 768-6700

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on Friday, June 18, 2010.

MEDIACOM COMMUNICATIONS
CORPORATION

Meeting Information

Meeting Type:	Annual Meeting
For holders as of:	April 22, 2010
Date: June 18, 2010	Time: 10:00 AM, EDT

Location:	Sonnenschein Nath & Rosenthal LLP 25th Floor 1221 Avenue of the Americas New York, New York

MEDIACOM COMMUNICATIONS CORPORATION
100 CRYSTAL RUN ROAD
MIDDLETOWN, NY 10941
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—   Before You Vote  —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. 2009 Annual Report        2. Notice of the 2010 Annual Meeting        3. 2010 Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow   →    1234 5678 9012  (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, as well as a proxy card, you must request these materials. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow   →   1234 5678 9012  (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 4, 2010 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have requirements for attending and voting at the meeting. Please check the proxy materials for any special requirements. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow →   1234 5678 9012  (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card.

Voting Item

1.	Election of Directors

The Board of Directors recommends that you vote FOR the following nominees:

01) Rocco B. Commisso 02) Mark E. Stephan 03) Thomas V. Reifenheiser	04) Natale S. Ricciardi 05) Scott W. Seaton 06) Robert L. Winikoff

The Board of Directors recommends you vote FOR proposals 2 and 3:

2.	To approve the 2010 Employee Stock Purchase Plan.

3.	To ratify the selection of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2010.

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.